EXHIBIT 99.3

            PRO FORMA COMBINED BALANCE SHEET AND INCOME STATEMENT FOR
                 INTERNATIONAL PLASTICS AND EQUIPMENT CORP. AND
        GOLDEN HOLE, INC., AS OF DECEMBER 31, 2000 AND SEPTEMBER 30, 2001

                                GOLDEN HOLE, INC.
                       PROFORMA BALANCE SHEET (UNAUDITED)
                                DECEMBER 31, 2000

                                                                           International
                                                                             Plastics &
                                                         Golden Hole,        Equipment           Pro Forma
                                                             Inc.               Corp.           Adjustments          Proforma
                                                       -----------------------------------------------------------------------------

                         Assets
Cash                                                                      $      11,649                            $      11,649
Accounts Receivable, less reserves for                                          948,917                                  948,917
  bad debts of $140,000                                                                                                      -
Other Receivables                                                               108,035                                  108,035
Inventory                                                                     2,738,181                                2,738,181
Prepaid Expenses                                                                  5,549                                    5,549
                                                       -----------------------------------------------------------------------------
                     Current Assets                                           3,812,331                -               3,812,331
                                                       -----------------------------------------------------------------------------

Land                                                                            109,809                                  109,809
Buildings and Equipment                                                      13,690,381                               13,690,381
Equipment Under Construction                                                    388,945                                  388,945
Accumulated Depreciation                                                     (3,477,159)                              (3,477,159)
                                                       -----------------------------------------------------------------------------
            Property, Plant & Equipment, Net                                 10,711,976                -              10,711,976
                                                       -----------------------------------------------------------------------------


Investment in subsidiary                                                                 A       2,076,547                   -
                                                                                         B      (2,076,547)
Patents, less accumulated amortization of $23,233                               334,515                                  334,515
Other Assets                                                                      5,230                                    5,230
                                                       -----------------------------------------------------------------------------
                     Other Assets                                               339,745                -                 339,745
                                                       -----------------------------------------------------------------------------
                     Total Assets                      $         -        $  14,864,052        $       -           $  14,864,052
                                                       =============================================================================

   The accompanying footnotes are an integral part of the proforma financial statements

                                GOLDEN HOLE, INC.
                       PROFORMA BALANCE SHEET (UNAUDITED)
                                DECEMBER 31, 2000

                                                                           International
                                                                             Plastics &
                                                         Golden Hole,        Equipment           Pro Forma
                                                             Inc.               Corp.           Adjustments          Proforma
                                                       -----------------------------------------------------------------------------
          Liabilities and Shareholders' Equity

 Accounts Payable                                                         $   1,320,504  C         150,000         $   1,320,504
 Accrued Liabilities                                                            131,165                                  131,165
 Taxes Payable                                                                   13,000                                   13,000
 Accrued Interest                                                                 6,085                                    6,085
 Notes Payable - Current Portion                                              1,180,909                                1,180,909
 Bank Line Of Credit                                                          3,070,973                                3,070,973
                                                       -----------------------------------------------------------------------------
                    Current Liabilities                                       5,722,636            150,000             5,722,636
                                                       -----------------------------------------------------------------------------

 Capital Lease Obligation                                                       515,309                                  515,309
 Notes Payable - Long Term                                                    5,097,789                                5,097,789
 Amounts Due to Related Parties                                                 350,000                                  350,000
                                                       -----------------------------------------------------------------------------
                   Long Term Liabilities                                      5,963,098                -               5,963,098
                                                       -----------------------------------------------------------------------------

 Preferred Stock                                                              1,000,000                                1,000,000

 Common Stock                                                     465            20,000  A           9,490                 9,955
                                                                                         B         (20,000)

 Additional Paid In Capital                                    35,135         2,819,423  A       2,067,057             2,829,468
                                                                                         B      (2,056,547)
                                                                                         D         (35,600)

 Retained (Deficit)                                           (35,600)         (661,105) C        (150,000)             (811,105)
                                                                                         D          35,600
                                                       -----------------------------------------------------------------------------
                   Shareholders' Equity                           -           3,178,318           (150,000)            3,028,318
                                                       -----------------------------------------------------------------------------

 Total Liabilities and Shareholders' Equity             $         -       $  14,864,052        $       -           $  14,714,052
                                                       =============================================================================

   The accompanying footnotes are an integral part of the proforma financial statements

                                GOLDEN HOLE, INC.
                  PROFORMA STATEMENT OF OPERATIONS (UNAUDITED)
                                DECEMBER 31, 2000

                                                                           International
                                                                             Plastics &
                                                         Golden Hole,        Equipment           Pro Forma
                                                             Inc.               Corp.           Adjustments          Proforma
                                                       -----------------------------------------------------------------------------
Sales                                                                     $  12,327,214                            $  12,327,214
                                                       -----------------------------------------------------------------------------

Operating expenses
   Cost of goods sold                                                         9,845,084                                9,845,084
   Selling                                                                      600,514                                  600,514
   General and administrative                                                   989,780                                  989,780
                                                       -----------------------------------------------------------------------------
       Operating expenses                                                    11,435,378                -              11,435,378
                                                       -----------------------------------------------------------------------------
Operating income (loss)                                                         891,836                -                 891,836
                                                       -----------------------------------------------------------------------------

Non-operating expense (income)
   Interest expense                                                             814,120                                  814,120
   Merger expenses                                                                       C         150,000               150,000
   Other income                                                                  (6,608)                                  (6,608)
                                                       -----------------------------------------------------------------------------
       Non-operating expenses                                                   807,512            150,000               957,512
                                                       -----------------------------------------------------------------------------

Income (Loss) before taxes                                                       84,324           (150,000)              (65,676)

Income taxes                                                                      6,500                                    6,500
                                                       -----------------------------------------------------------------------------

Net income (loss)                                       $         -       $      77,824        $  (150,000)        $     (72,176)
                                                       =============================================================================

   The accompanying footnotes are an integral part of the proforma financial statements

                               GOLDEN HOLE, INC.
                       PROFORMA BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 2001

                                                                           International
                                                                             Plastics &
                                                         Golden Hole,        Equipment           Pro Forma
                                                             Inc.               Corp.           Adjustments          Proforma
                                                       -----------------------------------------------------------------------------
                          Assets
Cash                                                                      $     230,665                            $     230,665
Accounts Receivable, less reserves for                                        1,678,230                                1,678,230
    bad debts of $140,000                                                                                                    -
Other Receivables                                                                74,695                                   74,695
Inventory                                                                     1,870,806                                1,870,806
                                                                                                                             -
                                                       -----------------------------------------------------------------------------
                       Current Assets                                         3,854,396                -               3,854,396
                                                       -----------------------------------------------------------------------------

Land                                                                            110,036                                  110,036
Buildings and Equipment                                                      13,938,227                               13,938,227
Equipment Under Construction                                                    904,238                                  904,238
Accumulated Depreciation                                                     (4,455,412)                              (4,455,412)
                                                       -----------------------------------------------------------------------------
               Property, Plant & Equipment, Net                              10,497,089                -              10,497,089
                                                       -----------------------------------------------------------------------------


Investment in subsidiary                                                                 A       2,630,287             2,630,287
                                                                                         B      (2,630,287)           (2,630,287)
Patents, less accumulated amortization of $28,851                               339,752                                  339,752
Other Assets                                                                      9,916                                    9,916
                                                       -----------------------------------------------------------------------------
                         Other Assets                                           349,668                -                 349,668
                                                       -----------------------------------------------------------------------------

                         Total Assets                   $         -       $  14,701,153        $       -           $  14,701,153
                                                       =============================================================================

   The accompanying footnotes are an integral part of the proforma financial statements

                                GOLDEN HOLE, INC.
                       PROFORMA BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 2001

                                                                           International
                                                                             Plastics &
                                                         Golden Hole,        Equipment           Pro Forma
                                                             Inc.               Corp.           Adjustments          Proforma
                                                       -----------------------------------------------------------------------------
           Liabilities and Shareholders' Equity

Accounts Payable                                                          $     648,169  C         150,000         $     798,169
Accrued Liabilities                                                              59,999                                   59,999
Taxes Payable                                                                    15,017                                   15,017
Accrued Interest                                                                  6,085                                    6,085
Notes Payable - Current Portion                                               1,099,179                                1,099,179
Bank Line Of Credit                                                           2,550,000                                2,550,000
                                                       -----------------------------------------------------------------------------
                      Current Liabilities                                     4,378,449            150,000             4,528,449
                                                       -----------------------------------------------------------------------------

Capital Lease Obligation                                                        120,780                                  120,780
Notes Payable - Long Term                                                     6,542,727                                6,542,727
Amounts Due to Related Parties                                                  800,000                                  800,000
                                                       -----------------------------------------------------------------------------
                     Long Term Liabilities                                    7,463,507                -               7,463,507
                                                       -----------------------------------------------------------------------------

Preferred Stock                                                                 100,000                                  100,000

Common Stock                                                      465            20,000  A           9,490                 9,955
                                                                                         B         (20,000)

Additional Paid In Capital                                     35,135         2,819,423  A       2,620,798             2,829,468
                                                                                         B      (2,610,287)
                                                                                         D         (35,600)

Retained (Deficit)                                            (35,600)          (80,226) C        (150,000)             (230,226)
                                                                                         D          35,600
                                                       -----------------------------------------------------------------------------
                   Shareholders' Equity                           -           2,859,197           (150,000)            2,709,197
                                                       -----------------------------------------------------------------------------

Total Liabilities and Shareholders' Equity              $         -       $  14,701,153        $       -           $  14,701,153
                                                       =============================================================================


   The accompanying footnotes are an integral part of the proforma financial statements

                                GOLDEN HOLE, INC.
                  PROFORMA STATEMENT OF OPERATIONS (UNAUDITED)
                               SEPTEMBER 30, 2001

                                                                           International
                                                                             Plastics &
                                                         Golden Hole,        Equipment           Pro Forma
                                                             Inc.               Corp.           Adjustments          Proforma
                                                       -----------------------------------------------------------------------------
Sales                                                                     $  10,759,482                            $  10,759,482
                                                       -----------------------------------------------------------------------------

Operating expenses
   Cost of goods sold                                                         8,329,688                                8,329,688
   Selling                                                                      548,420                                  548,420
   General and administrative                                                   653,628                                  653,628
                                                       -----------------------------------------------------------------------------
       Operating expenses                                                     9,531,736                -               9,531,736
                                                       -----------------------------------------------------------------------------
Operating income (loss)                                                       1,227,746                -               1,227,746
                                                       -----------------------------------------------------------------------------

Non-operating expense (income)
   Interest expense                                                             660,310                                  660,310
   Merger expense                                                                        C         150,000               150,000
   Other income                                                                 (13,443)                                 (13,443)
                                                       -----------------------------------------------------------------------------
       Non-operating expenses                                                   646,867            150,000               796,867
                                                       -----------------------------------------------------------------------------

Income (Loss) before taxes                                                      580,879           (150,000)              430,879

Income taxes                                                                        -                                        -
                                                       -----------------------------------------------------------------------------
Net income (loss)                                       $          -      $     580,879        $  (150,000)        $     430,879
                                                       =============================================================================

   The accompanying footnotes are an integral part of the proforma financial statements

                                GOLDEN HOLE, INC.
              FOOTNOTES TO UNAUDITED PROFORMA FINANCIAL STATEMENTS

NOTE 1 - PROFORMA CHANGES

         As of January 14, 2002, Golden Hole, Inc. ("Company") entered into a share exchange agreement with International Plastics & Equipment, Corp. ("IPEC") . The business combination closed on January 28, 2002 and is a reverse merger, accounted for as a recapitalization of IPEC. The Company issued 9,489,796 shares of common stock to complete the transaction.

NOTE 2 - PROFORMA ADJUSTMENTS

         The proforma adjustments at December 31, 2000 and September 30, 2001 consist of the following:

         A - Issuance of 9,489,796 shares of common stock to effect the reverse merger.

         B - Elimination of investment in subsidiary.

         C - Recognition of merger expense.

         D - Elimination of the Company's pre-merger expenses.